EX-99.23(d)(14)

                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                           JNL INVESTORS SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of December 29, 2008, between JNL Investors Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated November 1, 2005 ("Advisory Agreement").

     WHEREAS, the Trust and the Adviser are currently in compliance and will remain in compliance with their respective obligations under Rule 38a-1 under the Investment Company Act of 1940, as amended relating to the Trust and Rule 206(4)-7 under the Investment Advisers Act of 1940, as amended relating to the Adviser; and

     WHEREAS, the parties wish to amend the Agreement in order to reflect the addition of the following six new funds to the Trust: 1) Jackson Perspective European 30 Fund; 2) Jackson Perspective Global Basics Fund; 3) Jackson Perspective Global Leaders Fund; 4) Jackson Perspective Pacific Rim 30 Fund; 5) Jackson Perspective Pan European Fund; and 6) Jackson Perspective Total Return Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 29, 2008, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 29, 2008, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL INVESTORS SERIES TRUST                   JACKSON NATIONAL ASSET
                                             MANAGEMENT, LLC


By: _______________________________          By: _______________________________
Name:  Susan S. Rhee                         Name:  Mark D. Nerud
Title: Vice President, Counsel & Secretary   Title: President

                                   SCHEDULE A
                             DATED DECEMBER 29, 2008
                                     (Funds)

  ----------------------------------------------------------------------------
                     Jackson Perspective Asia ex-Japan Fund
  ----------------------------------------------------------------------------
               Jackson Perspective Asia Pacific ex-Japan Bond Fund
  ----------------------------------------------------------------------------
              Jackson Perspective Asia ex-Japan Infrastructure Fund
  ----------------------------------------------------------------------------
               Jackson Perspective Asian Pacific Real Estate Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective China-India Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Core Equity Fund
  ----------------------------------------------------------------------------
                 Jackson Perspective Emerging Asia ex-Japan Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective European 30 Fund
  ----------------------------------------------------------------------------
                           Jackson Perspective 5 Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Global Basics Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Global Leaders Fund
  ----------------------------------------------------------------------------
                        Jackson Perspective Index 5 Fund
  ----------------------------------------------------------------------------
                         Jackson Perspective Japan Fund
  ----------------------------------------------------------------------------
                    Jackson Perspective Large Cap Value Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Mid Cap Value Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Money Market Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Optimized 5 Fund
  ----------------------------------------------------------------------------
                     Jackson Perspective Pacific Rim 30 Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Pan European Fund
  ----------------------------------------------------------------------------
                         Jackson Perspective S&P 4 Fund
  ----------------------------------------------------------------------------
                    Jackson Perspective Small Cap Value Fund
  ----------------------------------------------------------------------------
                        Jackson Perspective 10 x 10 Fund
  ----------------------------------------------------------------------------
                      Jackson Perspective Total Return Fund
  ----------------------------------------------------------------------------
                          Jackson Perspective VIP Fund
  ----------------------------------------------------------------------------
                              JNL Money Market Fund
  ----------------------------------------------------------------------------
                                   SCHEDULE B
                             DATED DECEMBER 29, 2008

------------------------------------------------------ ---------------------------------- ----------------------------
                        FUND                                        ASSETS                       ADVISORY FEE
                                                                                             (ANNUAL RATE BASED ON
                                                                                       AVERAGE NET ASSETS OF EACH FUND)
------------------------------------------------------ ---------------------------------- ----------------------------
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Fund                    $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asia Pacific ex-Japan Bond Fund       $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asia ex-Japan Infrastructure Fund     $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Asian Pacific Real Estate Fund        $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective China-India Fund                      $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Core Equity Fund                      $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Emerging Asia ex-Japan Fund           $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective European 30 Fund                      $0 to $250 million                         0.65%
                                                          Over $250 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective 5 Fund                                $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Global Basics Fund                    $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Global Leaders Fund                   $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Index 5 Fund                          $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Japan Fund                            $0 to $500 million                         1.00%
                                                          Over $500 million                          0.95%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Large Cap Value Fund                  $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Mid Cap Value Fund                    $0 to $500 million                         0.85%
                                                          Over $500 million                          0.80%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Money Market Fund                     $0 to $500 million                         0.40%
                                                          Over $500 million                          0.35%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Optimized 5 Fund                      $0 to $50 million                          0.65%
                                                          $50 to $100 million                        0.65%
                                                          $100 to $250 million                       0.65%
                                                          $250 million to $750 million               0.60%
                                                          Over $750 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Pacific Rim 30 Fund                   $0 to $250 million                         0.65%
                                                          Over $250 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Pan European Fund                     $0 to $500 million                         1.05%
                                                          Over $500 million                          1.00%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective S&P 4 Fund                            $0 to $500 million                         0.80%
                                                          Over $500 million                          0.75%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Small Cap Value Fund                  $0 to $500 million                         0.90%
                                                          Over $500 million                          0.85%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective 10 x 10 Fund                          All Assets                                  0%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective Total Return Fund                     $0 to $500 million                         0.65%
                                                          Over $500 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
Jackson Perspective VIP Fund                              $0 to $250 million                         0.65%
                                                          Over $250 million                          0.60%
------------------------------------------------------ ---------------------------------- ----------------------------
JNL Money Market Fund                                     $0 to $750 million                         0.20%
                                                          Over $750 million                          0.18%
------------------------------------------------------ ---------------------------------- ----------------------------